                                                                      EXHIBIT B

                        AMERICAN HOME ASSURANCE COMPANY

                                   DIRECTORS


Michael J. Castelli                     American Home Assurance Company
                                        99 John Street
                                        New York, New York  10038

Charles Dangelo                         American International Group, Inc.
                                        70 Pine Street
                                        New York, New York  10270

Florence A. Davis                       American International Group, Inc.
                                        70 Pine Street
                                        New York, New York 10270

John G. Gantz, Jr.                      American International Group, Inc.
                                        70 Pine Street
                                        New York, New York  10270

Evan G. Greenberg                       American International Group, Inc.
                                        70 Pine Street
                                        New York, New York  10270

M.R. Greenberg                          American International Group, Inc.
                                        70 Pine Street
                                        New York, New York  10270

John G. Hughes                          American Home Assurance Company
                                        70 Pine Street
                                        New York, New York  10270

David M. Hupp                           American International Group, Inc.
                                        70 Pine Street
                                        New York, New York 10270

Edwin A.G. Manton                       American International Group, Inc.
                                        70 Pine Street
                                        New York, New York  10270

Edward E. Matthews                      American International Group, Inc.
                                        70 Pine Street
                                        New York, New York  10270

Christian Milton                        American International Group, Inc.
                                        99 John Street
                                        New York, New York  10038





                              Page 10 of 22 Pages

                        AMERICAN HOME ASSURANCE COMPANY

Kristian P. Moor                        American International Group, Inc.
                                        70 Pine Street
                                        New York, New York  10270

Win J. Neuger                           American International Group, Inc.
                                        70 Pine Street
                                        New York, New York  10270

Takaki Sakai                            A.I.U. K.K.
                                        P.O. Box 951
                                        Tokyo, Japan

Robert Sandler                          American International Group, Inc.
                                        70 Pine Street
                                        New York, New York  10270

B. Michael Schlenke                     American Home Assurance Company
                                        70 Pine Street
                                        New York, New York  10270

Howard I. Smith                         American International Group, Inc.
                                        70 Pine Street
                                        New York, New York  10270

William D. Smith                        National Union Fire Insurance
                                        Company of Pittsburgh, Pa.
                                        70 Pine Street
                                        New York, New York  10270

Thomas R. Tizzio                        American International Group, Inc.
                                        70 Pine Street
                                        New York, New York  10270





                              Page 11 of 22 Pages

                        AMERICAN HOME ASSURANCE COMPANY

                                    OFFICERS


William D. Smith                        Chairman of the Board

B. Michael Schlenke                     President & Chief Executive
                                            Officer

Frank Douglas                           Senior Vice President & Actuary

Patrick J. Foley                        Senior Vice President

John G. Gantz, Jr.                      Senior Vice President

John G. Hughes                          Senior Vice President - Domestic
                                            Claims

Edward E. Matthews                      Senior Vice President - Finance

Frank Neuhauser                         Senior Vice President

Charles Schader                         Senior Vice President

Sherman Sitrin                          Senior Vice President & Associate
                                            General Counsel

Richard L. Thomas                       Senior Vice President

David J. Walsh                          Senior Vice President & General
                                            Counsel

James A. Allen                          Vice President & Senior Counsel

Martin H. Banker                        Vice President

Mark Bender                             Vice President

Cary A. Boddeker                        Vice President

Michael J. Castelli                     Vice President, Treasurer &
                                            Comptroller





                              Page 12 of 22 Pages

                        AMERICAN HOME ASSURANCE COMPANY

Joseph Cavolo                           Vice President

John Colona                             Vice President

John Costigan                           Vice President

Virginia Doty                           Vice President

David N. Fields                         Vice President

Kevin Fitzpatrick                       Vice President

Agustin Formoso                         Vice President

Harold Jacobowitz                       Vice President

Dee Klock                               Vice President

John H. McCue                           Vice President

Gary McMillan                           Vice President & Chief Agent
                                            in Canada

Robert Meyer                            Vice President

Christian Milton                        Vice President - Reinsurance

Michael Mitrovic                        Vice President

Lena Mkhitarian                         Vice President

Kristian Moor                           Vice President

Donald Nelson                           Vice President

David Pinkerton                         Vice President - Private
                                            Investments

John Schumacher                         Vice President

Allen Silverstein                       Vice President - Marketing

Michael V. Tripp                        Vice President





                              Page 13 of 22 Pages

                       AMERICAN INTERNATIONAL GROUP, INC.

                                   DIRECTORS


M. Bernard Aidinoff                     Sullivan & Cromwell
                                        125 Broad Street
                                        New York, New York  10004

Lloyd M. Bentsen                        2600 Texas Commerce Tower
                                        600 Travis Street
                                        Suite 2600
                                        Houston, Texas 77002

Marshall A. Cohen                       The Molson Companies Limited
                                        40 King Street West
                                        Toronto, Ontario M5H 3Z5

Barber B. Conable, Jr.                  P.O. Box 218
                                        Alexander, New York  14005


Martin Feldstein                        National Bureau of Economic
                                            Research, Inc.
                                        1050 Massachusetts Avenue
                                        Cambridge, Massachusetts  02138

Houghton Freeman                        1880 Mountain Road, #14
                                        Stowe, Vermont 05672

Leslie L. Gonda                         International Lease Finance
                                            Corporation
                                        1999 Avenue of the Stars
                                        Los Angeles, California  90067


M. R. Greenberg                         American International Group, Inc.
                                        70 Pine Street
                                        New York, New York  10270

Carla A. Hills                          Hills & Company
                                        1200 19th Street, N.W. - 5th Fl.
                                        Washington, DC  20036

Frank Hoenemeyer                        7 Harwood Drive
                                        Madison, New Jersey  07940

John I. Howell                          Indian Rock Corporation
                                        P.O. Box 2606
                                        Greenwich, Connecticut





                              Page 14 of 22 Pages

                       AMERICAN INTERNATIONAL GROUP, INC.

Edward E. Matthews                      American International Group, Inc.
                                        70 Pine Street New York,
                                        New York  10270

Dean P. Phypers                         220 Rosebrook Road
                                        New Canaan, Connecticut  06840

John J. Roberts                         American International Group, Inc.
                                        70 Pine Street New York,
                                        New York  10270

Ernest E. Stempel                       American International Group, Inc.
                                        70 Pine Street New York,
                                        New York  12070

Thomas R. Tizzio                        American International Group, Inc.
                                        70 Pine Street New York,
                                        New York  10270


Honorary Directors

Marion E. Fajen                         5608 North Waterbury Road
                                        Des Moines, Iowa  50312

The Honorable Douglas                   2101 Connecticut Ave., N.W.
  MacArthur, II                         Washington, DC  20008
                                        Apartment #4

Edwin A.G. Manton                       American International Group, Inc.
                                        70 Pine Street New York,
                                        New York  10270

K.K. Tse                                American International Group, Inc.
                                        70 Pine Street
                                        New York, New York  10270





                              Page 15 of 22 Pages

                       AMERICAN INTERNATIONAL GROUP, INC.
                   OFFICERS, NAME, TITLE AND BUSINESS ADDRESS


M.R. Greenberg                          Chairman & Chief Executive Officer
  70 Pine Street
  New York, New York  10270

Thomas R. Tizzio                        President
  70 Pine Street
  New York, New York  10270

Edwin A.G. Manton                       Senior Advisor
  70 Pine Street
  New York, New York  12070

Edward E. Matthews                      Vice Chairman - Finance
  70 Pine Street
  New York, New York  10270

John J. Roberts                         Vice Chairman - External Affairs
  70 Pine Street
  New York, New York  10270

Ernest E. Stempel                       Vice Chairman - Life Insurance 70
  Pine Street
  New York, New York  10270

Evan G. Greenberg                       Executive Vice President -
  70 Pine Street                            Foreign General Insurance
  New York, New York  10270

Robert B. Sandler                       Executive Vice President & Senior
  70 Pine Street                            Actuary & Senior Claims Officer
  New York, New York  10270

Howard I. Smith                         Executive Vice President &
  70 Pine Street                            Comptroller
  New York, New York  10270

Edmund S.W. Tse                         Executive Vice President - Life
  1 Stubbs Road                             Insurance
  Hong Kong

Ronald J. Anderson                      Senior Vice President - Foreign
  AIU KK                                    General Insurance
  CPO Box 953
Tokyo, 100-91
  Japan




                              Page 16 of 22 Pages

                       AMERICAN INTERNATIONAL GROUP, INC.
                   OFFICERS, NAME, TITLE AND BUSINESS ADDRESS


Lawrence W. English                     Senior Vice President -
  70 Pine Street                            Administration
  New York, New York  10270

Axel Freudmann                          Senior Vice President - Human
  72 Wall Street                            Resources
  New York, New York  10270

John G. Hughes                          Senior Vice President - Worldwide
  70 Pine Street                            Claims
  New York, New York  10270

Kevin H. Kelley                         Senior Vice President - Domestic
  200 State Street                          General
  Boston, MA  02109R.

Win J. Neuger                           Senior Vice President & Chief
  70 Pine Street                            Investment Officer
  New York, New York  10270

R. Kendall Nottingham                   Senior Vice President - Life
  1 Alico Plaza                             Insurance
  Wilmington, DE  19899

Robert J. O'Connell                     Senior Vice President - Life
  70 Pine Street                            Insurance
  New York, New York  10270

Petros K. Sabatacakis                   Senior Vice President - Financial
  70 Pine Street                            Services
  New York, New York  10270

B. Michael Schlenke                     Senior Vice President - Domestic
  70 Pine Street                            General Insurance
  New York, New York  10270

William D. Smith                        Senior Vice President - Domestic
  70 Pine Street                            General Insurance
  New York, New York  10270

Martin J. Sullivan                      Senior Vice President - Foreign
  AIG Europe (U.K.) Limited                 General Insurance
  120 Fenchurch Street
  London, England EC3M 5BP

Stephen Y.N. Tse                        Senior Vice President
  70 Pine Street
  New York, New York  10270





                              Page 17 of 22 Pages

                       AMERICAN INTERNATIONAL GROUP, INC.
                   OFFICERS, NAME, TITLE AND BUSINESS ADDRESS


Hamilton Da Silva                       Vice President - Foreign
  70 Pine Street                            General Insurance
  New York, New York  10270

Florence A. Davis                       Vice President & General
  70 Pine Street                            Counsel
  New York, New York  10270

Patrick J. Foley                        Vice President & Associate General
  70 Pine Street                            Counsel
  New York, New York  10270

William A. Freda                        Vice President - Foreign General
  70 Pine Street                            Claims
  New York, New York  10270

David M. Hupp                           Vice President - Domestic General
  70 Pine Street                            Insurance
  New York, New York  10270

L. Oakley Johnson                       Vice President - Corporate Affairs
  1455 Pennsylvania Ave.
  Suite 900
  Washington, DC  20004

Thomas G. Kaiser                        Vice President - Foreign General
  70 Pine Street                            Insurance
  New York, New York  10270

Jeffrey M. Kestenbaum                   Vice President - Foreign General
  70 Pine Street                            Insurance
  New York, New York  10270

Robert E. Lewis                         Vice President & Chief Credit
  70 Pine Street                            Officer
  New York, New York  10270

Stanton F. Long                         Vice President, Domestic Claims
  70 Pine Street
  New York, New York  10270

Christian Milton                        Vice President - Reinsurance
  99 John Street
  New York, New York  10038





                              Page 18 of 22 Pages

                       AMERICAN INTERNATIONAL GROUP, INC.
                   OFFICERS, NAME, TITLE AND BUSINESS ADDRESS



Nicholas A. O'Kulich                    Vice President - Life Insurance
  70 Pine Street
  New York, New York  10270

Douglas A. Paul                         Vice President - Strategic Planning
  70 Pine Street
  New York, New York  10270

Frank Petralito II                      Vice President & Director of Taxes
  70 Pine Street
  New York, New York  10270

Kurt Schwamberger                       Vice President - Foreign
  70 Pine Street                            General Insurance
  New York, New York  10270

Kathleen E. Shannon                     Vice President, Secretary &
  70 Pine Street                            Associate General Counsel
  New York, New York  10270

Joseph Smetana                          Vice President - Foreign General
  70 Pine Street                            Insurance
  New York, New York  10270

Joseph Umansky                          Vice President & Deputy Comptroller
  70 Pine Street
  New York, New York  10270

John T. Wooster, Jr.                    Vice President  - Communications
  72 Wall Street
  New York, New York  10270

William N. Dooley                       Treasurer
  70 Pine Street
  New York, New York  10270





                              Page 19 of 22 Pages

                       STARR INTERNATIONAL COMPANY, INC.
                              OFFICERS & DIRECTORS


Houghton Freeman                        1880 Mountain Road, #14
Director                                Stowe, Vermont  05672

Evan G. Greenberg                       70 Pine Street
Director                                New York, New York  10270

Maurice R. Greenberg                    70 Pine Street
Director & Chairman of                  New York, New York  10270
the Board

Joseph C.H. Johnson                     American International Building
Executive Vice President                Richmond Road
& Treasurer                             Pembroke 543 Bermuda

Edwin A.G. Manton                       70 Pine Street
Director                                New York, New York  10270

Edward E. Matthews                      70 Pine Street
Director                                New York, New York  10270

L. Michael Murphy                       American International Building
Director & Secretary                    Richmond Road
                                        Pembroke  543 Bermuda

John J. Roberts                         70 Pine Street
Director                                New York, New York  12070

Robert M. Sandler                       70 Pine Street
Director                                New York, New York  10270

Ernest E. Stempel                       70 Pine Street
Director & President                    New York, New York  10270

Thomas R. Tizzio                        70 Pine Street
Director                                New York, New York  10270

Edmund S.W. Tse                         1 Stubbs Road
Director                                Hong Kong





                              Page 20 of 22 Pages

                              THE STARR FOUNDATION
                              OFFICERS & DIRECTORS


M.R. Greenberg                          70 Pine Street
Director and Chairman                   New York, New York  10270

T.C. Hsu                                70 Pine Street
Director and President                  New York, New York  10270

Marion Breen                            70 Pine Street
Director and Vice President             New York, New York  10270

John J. Roberts                         70 Pine Street
Director                                New York, New York  10270

Ernest E. Stempel                       70 Pine Street
Director                                New York, New York  10270

Houghton Freeman                        1880 Mountain Road, #14
Director                                Stowe, Vermont  05672

Edwin A.G. Manton                       70 Pine Street
Director                                New York, New York  10270

Gladys Thomas                           70 Pine Street
Vice President                          New York, New York  10270

Frank Tengi                             70 Pine Street
Treasurer                               New York, New York  10270

Ida Galler                              70 Pine Street
Secretary                               New York, New York  10270


                              Page 21 of 22 Pages

                             C.V. STARR & CO., INC.
                              OFFICERS & DIRECTORS


Houghton Freeman                        1880 Mountain Road #14
Director & Senior Vice                  Stove, Vermont  05672
President

Maurice R. Greenberg                    70 Pine Street
Director, President &                   New York, New York  10270
Chief Executive Officer

Edwin A.G. Manton                       70 Pine Street
Director                                New York, New York  10270

Edward E. Matthews                      70 Pine Street
Director, Senior Vice                   New York, New York  10270
President & Secretary

John J. Roberts                         70 Pine Street
Director & Senior Vice                  New York, New York  10270
President

Robert M. Sandler                       70 Pine Street
Director & Vice President               New York, New York  10270

Howard I. Smith                         70 Pine Street
Director & Vice President               New York, New York  10270

Ernest E. Stempel                       70 Pine Street
Director & Senior Vice                  New York, New York  10270
President

Thomas R. Tizzio                        70 Pine Street
Director & Vice President               New York, New York  10270

Edmund S.W. Tse                         1 Stubbs Road
Director and Vice President             Hong Kong

Stephen Y.N. Tse                        70 Pine Street
Director & Vice President               New York, New York  10270

Gary Nitzsche                           70 Pine Street
Treasurer                               New York, New York  10270





                              Page 22 of 22 Pages